UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

New Perspective Fund

Investing around the world:
The continuing importance of a global approach

[photo of a row of rolled-up maps]

Annual report for the year ended September 30, 2009

New Perspective Fund® seeks long-term growth of capital through investments in common stocks of companies located around the world. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

See page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

6	Investing around the world: The continuing importance of a global approach

Six of New Perspective Fund’s investment professionals discuss the fund’s specialized approach to capitalizing on a changing global economy.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

31	Board of directors and other officers

[photo of a row of rolled-up maps]

Fellow shareholders:

New Perspective Fund’s recently concluded fiscal year began in the throes of a global financial crisis that saw stock markets worldwide in sharp decline. The credit crunch and economic slowdown sparked by the U.S. housing crisis reached into every corner of the globe. The downturn was at its worst in the final quarter of 2008 and at the beginning of 2009, when equities were in near free fall. Yet in early March, investors increasingly began to believe that aggressive monetary and fiscal policy would ward off a complete global economic collapse. This sentiment helped trigger a turnaround in developed country equities. (Many markets in the developing world had already begun to recover.)

Operating within the contrasting halves of this challenging fiscal year, New Perspective gained 4.7% for investors who reinvested dividends and capital gains totaling $2.13 per share.

This gain was significantly ahead of the return for the fund’s primary benchmark, the unmanaged MSCI World Index, which posted a return of –1.6% for the 12 months ended September 30, 2009. Results for your fund also surpassed the 0.3% return of the Lipper Global Funds Average, a gauge of New Perspective’s category peers.

A look at the fund’s longer term results in the table below shows that New Perspective has outpaced all its key benchmarks for each of the periods shown.

Broad downturn and recovery
The down-then-up pattern found worldwide was evident in the U.S. Mortgage-related troubles, rising job losses, declining consumer spending and a troubled auto industry set the tone for the first six months of the period, when markets fell in excess of 30%. Yet in early March, stocks rallied as investors overlooked relatively weak economic and earnings data to focus on attractive valuations. Even a steady stream of bad news did not derail the run-up as stocks climbed fairly steadily through the end of the period. Overall, U.S.§ stocks fell 6.7% for the year ended September 30, 2009.

§Unless otherwise indicated, country and region returns are based on MSCI indexes and measured in U.S. dollars with gross dividends reinvested.

[Begin Sidebar]
Results at a glance
For periods ended September 30, 2009, with all distributions reinvested

	Total return	Average annual total return
	1 year	5 years	10 years	Lifetime (since 3/13/1973)

New Perspective Fund (Class A shares)	4.7%	7.1%	5.5%	12.6%
MSCI indexes*:
World Index	–1.6	4.1	1.4	9.2
USA Index	–6.7	1.3	–0.4	9.5
Lipper Global Funds Average†	0.3	3.9	2.7	11.4

*The indexes are unmanaged.
†Source: Lipper. Averages are based on total return and do not reflect the effects of sales charges. New Perspective’s returns do not include sales charges.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested
(percent invested by country)

	September 30
	2009	2008

The Americas	43.2%	40.9%
United States	36.0	34.1
Canada	4.1	3.4
Brazil	1.9	2.3
Mexico	1.2	0.5
Argentina	—	0.6

Europe	37.1	34.5
Euro zone*	21.9	21.9
United Kingdom	6.3	5.4
Switzerland	5.0	4.4
Denmark	2.3	1.6
Sweden	0.6	0.5
Norway	0.6	0.2
Russia	0.4	0.5

Asia/Pacific Basin	13.4	12.7
Japan	5.6	5.7
Australia	2.9	2.0
South Korea	2.0	1.2
Taiwan	1.6	1.9
India	0.7	0.6
China	0.4	0.4
Hong Kong	0.2	0.7
Singapore	—	0.2

Other	0.7	0.5
Short-term securities &
other assets less liabilities	5.6	11.4

Total	100.0%	100.0%

*Countries using the euro as a common currency: Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.
[End Sidebar]

The story was the same in Europe, which found itself in the midst of its first official recession since the adoption of the euro over a decade ago. Nonetheless, equities there managed to climb all the way out of a very deep hole to finish in positive territory, gaining 2.3%.

Japanese markets didn’t quite make it into the black, falling 0.4%.

Not surprising given their place at the center of the economic crisis, stocks from the financial sector led the downturns. Yet they also paced the recovery as support measures improved the health of many firms, and investors grew convinced that solid companies had been punished alongside more troubled ones.

Differences among regions
While stock markets worldwide were dragged down by the financial crisis, some countries and regions recovered more quickly and sharply than those mentioned above. This was largely due to the fact that their underlying economies and banking systems did not have significant exposure to the crisis and were better positioned to respond to its impact. In particular, Korea (23.6%), Hong Kong (25.6%) and Singapore (16.9%), all of which had restructured after the Asian financial crisis in the late 1990s, held up well.

Brazil, whose banking system was likewise strengthened after previous financial crises, saw stocks rise 27.1%; Australia (23.6%) also experienced sizable gains. Results for these nations were helped by companies in the materials area, in particular metals and mining, that recovered sharply due to robust commodity demand emanating in part from projects related to China’s stimulus efforts. Demand for materials did not produce the same result in Canada’s natural resource-heavy stock market, which eked out a 0.3% gain.

Currency had a significant effect on stocks of companies domiciled abroad. The euro, Japanese yen, Swiss franc and Australian dollar all strengthened against the U.S. dollar, while the pound and the Canadian dollar lost ground to it. When a foreign currency strengthens against the U.S. dollar, returns for stocks denominated in that currency rise when converted into greenbacks.

[Begin Sidebar]
Largest equity holdings

Percent of net assets
Microsoft	2.5%
Novo Nordisk	2.0
Samsung Electronics	2.0
Barrick Gold	1.9
Cisco Systems	1.9
Petrobras	1.6
Google	1.5
Newmont Mining	1.4
EMC	1.4
Honda Motor	1.4
[End Sidebar]

A portfolio built one by one
We continue to take a company-by-company approach to building the fund’s portfolio. This was evident in our top 10 holdings — a diverse set drawn from multiple countries and industries. Results from this group strongly supported returns: With the exception of Microsoft, which lost 3.0%, all finished in positive territory. Leading the way were Samsung Electronics (50.6%), EMC (42.5%), Google (23.8%), Novo Nordisk (22.4%) and Newmont Mining (13.6%). Posting lower, but still positive results were oil producer Petrobras (4.6%), Cisco Systems (4.3%), Honda Motor (3.7%) and mining company Barrick Gold (3.2%).

In terms of industries, materials, information technology and telecommunication services companies were areas of portfolio strength. On the flipside, financials, industrials and energy detracted from results.

Though banks had been at the epicenter of the global financial crisis and many of our investments in this area fell sharply, we added to our holdings. We found pockets of potential opportunity among companies in regions less affected by the financial crisis as well as attractively valued firms that we believe are in solid condition.

Challenges remain
Beyond financials there were few themes to our buying and selling. Instead, the common thread running through our portfolio additions was our belief in a company’s ability to locate opportunity in a challenging global environment. And challenging it is. The potential for high inflation stemming from increased debt levels and stimulus efforts remains a concern. Yet so does the possibility of deflation borne of the slowdown in global economic activity. It is difficult to build a single portfolio that can benefit from either outcome.

We believe that focusing on well-run companies with global ambitions can capture opportunity amid an uncertain market environment. To learn more about our approach, please turn to the roundtable discussion, “Investing around the world: The continuing importance of a global approach” that begins on page 6.

We thank you for your commitment to long-term investing.

Cordially,

/s/ Robert W. Lovelace

Robert W. Lovelace
President

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman

November 5, 2009

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

How a $10,000 investment has grown
There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime New Perspective Fund has done demonstrably better than its relevant benchmarks. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Average annual total returns based on a $1,000 investment
(for periods ended September 30, 2009)*

	1 year	5 years	10 years

Class A shares	–1.34%	5.85%	4.90%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.85% for Class A shares as of September 30, 2009. This figure does not reflect the fee waiver described below.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

Expense ratios and turnover rates*
Year ended September 30, 2009

	New Perspective Fund	Industry average†

Expense ratio	0.84%	1.39%

Portfolio turnover rate	32%	95%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
† Latest available data for front-end load funds in the Lipper Global Funds category.

The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. The expense ratio shown reflects the waiver, without which it would have been 0.85%

[begin mountain chart]
Date	New Perspective Fund with dividends reinvested1,3	New Perspective Fund excluding dividends1	MSCI USA Index with dividends reinvested4	MSCI World Index with dividends reinvested4

3/13/73	$9,425	$9,425	$10,000	$10,000
9/30/73	$9,931	$9,931	$9,646	$9,493
9/30/74	$7,397	$7,159	$5,797	$5,885
9/30/75	$10,761	$9,945	$7,955	$7,645
9/30/76	$12,711	$11,414	$10,381	$9,325
9/30/77	$13,041	$11,447	$9,927	$9,682
9/30/78	$17,330	$14,851	$10,955	$11,891
9/30/79	$20,086	$16,785	$12,044	$13,358
9/30/80	$24,849	$20,236	$14,203	$15,940
9/30/81	$25,297	$19,876	$13,950	$14,915
9/30/82	$27,132	$19,970	$15,461	$15,310
9/30/83	$39,066	$27,021	$22,068	$21,623
9/30/84	$39,467	$26,470	$23,024	$22,854
9/30/85	$45,547	$29,634	$26,532	$28,609
9/30/86	$63,229	$40,199	$34,782	$45,568
9/30/87	$94,662	$59,018	$49,363	$65,790
9/30/88	$81,177	$49,425	$42,826	$61,886
9/30/89	$103,896	$61,382	$56,879	$77,849
9/30/90	$98,828	$56,985	$52,018	$61,412
9/30/91	$122,408	$68,721	$68,593	$76,935
9/30/92	$132,246	$72,778	$76,212	$76,606
9/30/93	$156,496	$84,770	$86,181	$92,610
9/30/94	$176,224	$94,196	$89,654	$100,086
9/30/95	$209,056	$110,012	$117,254	$115,068
9/30/96	$231,302	$119,395	$142,382	$131,407
9/30/97	$300,629	$152,502	$199,645	$163,771
9/30/98	$304,321	$152,132	$221,700	$164,609
9/30/99	$421,280	$208,845	$284,076	$213,848
9/30/00	$501,040	$247,471	$316,802	$231,980
9/30/01	$393,481	$192,176	$231,378	$167,321
9/30/02	$333,032	$160,633	$180,997	$135,766
9/30/03	$434,522	$207,655	$226,168	$171,091
9/30/04	$511,218	$242,508	$256,963	$201,256
9/30/05	$611,798	$287,485	$290,284	$240,513
9/30/06	$708,475	$328,630	$321,084	$275,971
9/30/07	$888,860	$406,256	$375,290	$335,800
9/30/08	$688,766	$309,140	$293,738	$249,781
9/30/09	$720,841	$314,742	$273,936	$245,697
[end mountain chart]

Year ended September 30	19735	1974	1975	1976	1977	1978	1979
Total value
Dividends reinvested	—	$325	401	336	279	319	443
Value at year-end	$9,931	7,397	10,761	12,711	13,041	17,330	20,086
NPF’s total return	(0.7)%	(25.5)	45.5	18.1	2.6	32.9	15.9

Year ended September 30	1980	1981	1982	1983	1984	1985	1986
Total value
Dividends reinvested	501	930	1,666	1,830	1,205	1,195	1,178
Value at year-end	24,849	25,297	27,132	39,066	39,467	45,547	63,229
NPF’s total return	23.7	1.8	7.3	44.0	1.0	15.4	38.8

Year ended September 30	1987	1988	1989	1990	1991	1992	1993
Total value
Dividends reinvested	1,393	1,819	2,603	2,615	2,977	2,522	2,171
Value at year-end	94,662	81,177	103,896	98,828	122,408	132,246	156,496
NPF’s total return	49.7	(14.2)	28.0	(4.9)	23.9	8.0	18.3

Year ended September 30	1994	1995	1996	1997	1998	1999	2000
Total value
Dividends reinvested	2,229	2,811	4,126	4,362	4,385	3,039	1,765
Value at year-end	176,224	209,056	231,302	300,629	304,321	421,280	501,040
NPF’s total return	12.6	18.6	10.6	30.0	1.2	38.4	18.9

Year ended September 30	2001	2002	2003	2004	2005	2006	2007
Total value
Dividends reinvested	5,394	5,382	3,371	3,606	5,274	8,204	11,138
Value at year-end	393,481	333,032	434,522	511,218	611,798	708,475	888.860
NPF’s total return	(21.5)	(15.4)	30.5	17.7	19.7	15.8	25.5

Year ended September 30	2008	2009
Total value
Dividends reinvested	16,291	14,430
Value at year-end	688,766	720,841
NPF’s total return	(22.5)	4.7

Average annual total return for fund’s lifetime:  12.4%

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 Includes reinvested dividends of $122,514 and reinvested capital gain distributions of $391,565.
4 The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.
5 For the period March 13, 1973 (when the fund began operations), through September 30, 1973.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[photo of a compass and a small telescope atop a map]
[photo of the top of a globe]

Investing around the world:
The continuing importance of a global approach

With countless variables at work in the world economy, global investing is a constantly evolving set of challenges and opportunities.

Consider the current picture. The aftereffects of the financial crisis and the resulting global recession have made for a very different landscape than the one investors faced just a year or two ago. Global trade has fallen, many economies have contracted and governments have implemented unprecedented support and stimulus plans. A number of iconic companies have been brought low. Yet far from resisting the challenges wrought by change, New Perspective Fund (NPF) has a mandate aimed at benefiting from a world in transition.

In the following pages, fund president Rob Lovelace sits down with fellow portfolio counselors Gregg Ireland, Jody Jonsson, Steve Watson and Jonathan Knowles as well as vice chairman Gina Despres to discuss the ongoing evolution of the global economy and how the fund, with its specialized approach, seeks to capitalize on it.

Rob: For investors with a global approach, the past year offered a reminder that global economic growth and integration do not progress without interruption. There are setbacks. In this case, as credit grew scarce and consumer and corporate consumption flagged, trade fell quite sharply and markets turned down in unison. There was a great deal of uncertainty, and the early part of the period was very treacherous. Yet in spite of this, pockets of opportunity emerged.

Gina: On the surface, this deep, synchronous market downturn might suggest that every country and region was suddenly facing the same set of problems, but in reality the situation varied from country to country and region to region.

Steve: Consider Asia. The financial crisis that racked the region in the late 1990s resulted in the creation of a more conservative banking system there. This meant the region was relatively less exposed to the recent financial difficulties emanating from the U.S. Furthermore, the higher cash reserves that were a byproduct of those more conservative policies were on hand to stimulate economies affected by recent events. As a result, a place like China has bounced back more quickly than its Western counterparts.

Jonathan: India barely had a banking crisis. It is less dependent on exports than many economies and its system held up well, so the effect of the global turmoil was more muted there. The same could be said of Brazil.

Jody: In some ways, there is a common thread. How a country emerged from the difficulties had a lot to do with the level of debt the country had going into it. In previous crises, developing nations had greater debt levels, which held them back when global economic conditions improved. But having experienced periods like the Asian crisis Steve touched on, they fared better this time around. This is a pretty fundamental break with the past and evidence of the continued global economic evolution.

Rob: Though the fund has little direct investment in companies domiciled in developing countries like China and India, our mandate is to seek opportunity borne of changing global trade patterns. And understanding that some countries and regions have responded to the crisis with relative success reminds us that whatever the challenges, there are generally investment opportunities for savvy, well-positioned companies. So, for example, a U.S. machinery manufacturer or an Australian mining company might face hardships on the home front while at the same time finding genuine opportunity elsewhere.

[Begin Sidebar]
Global fund, global companies

Rather than targeting companies in specific regions or countries, New Perspective Fund seeks to benefit from global growth by focusing on firms that are seeking opportunity on a worldwide basis. The table at right shows how some companies closely identified with specific countries have major shares of their sales and operations beyond their home country’s borders.

Source: United Nations Conference on Trade and Development, World Investment Report 2008. Figures based on Transnationality Index (TNI), as of 2006. TNI percentage represents the average of three ratios: foreign sales to total assets, foreign assets to total assets and foreign employment to total employment.

[begin bar chart]
Percent of sales and operations outside home country

Vodafone (U.K.)	85%
Nestlé (Switzerland)	83
Honda (Japan)	82
Roche (Switzerland)	80
Coca-Cola (U.S.)	78
Cemex (Mexico)	78
Nokia (Finland)	76
Acer (Taiwan)	72
McDonald's (U.S.)	70
Siemens (Germany)	66
Procter & Gamble (U.S.)	59
Hewlett-Packard (U.S.)	59
Samsung (Korea)	48
[end bar chart]
[End Sidebar]

Gregg: We can be so overwhelmed by the daily reporting of bad economic news that we lose sight of the fact that conditions outside the U.S. may differ significantly from conditions within. For example, throughout the crisis, trade flows among Asian countries didn’t really slow down and auto sales in China remained robust. Having a global perspective means paying a great deal of attention to the variations among economies and markets and the opportunities arising because of them.

Gina: The locus of opportunity is constantly shifting, so having a flexible investment mandate focused on change is crucial. That’s why our approach is not about seeking a geographically diverse mix of companies, but rather about identifying companies seeking opportunity on a global basis. Diversification invariably results, but that is not the objective.

A mandate for change
Jody: In fact, as the world becomes more interconnected, where a company is headquartered becomes less relevant. What counts is where the company does business. A quintessentially American company like Coca-Cola actually has over 75% of its sales and operations outside the U.S.

Steve: That’s why, as Rob said, we always remind ourselves that a company can prosper even if it’s located in a country or region that is experiencing a downturn. People often ask, “Why invest in Japanese auto manufacturers when Japan has virtually no population growth and flat consumption?” My response is that the success of a company like Toyota is not inextricably linked to Japan’s domestic economy. Rather, the company’s continued success will depend on manufacturing and selling vehicles outside its home country.

Jonathan: In some cases, demographic trends like the one Steve mentioned aren’t critical to a company’s long-term success. But in other cases they are a significant factor in our evaluation of potential investments. For example, we work hard to understand the impact rising living standards within developing countries might have on consumer products manufacturers, or what a growing elderly population might mean for pharmaceutical companies.

[photo of a world map]
Gregg: For NPF, we want to find companies that meet the types of needs Jonathan mentions. The ones that produce the goods and deliver services where they are needed. They are not tied to only one or two economies but can respond to multiple economies and shift their focus to the areas of the world where opportunities are found.

Jody: I like to think of them as the global champions. Most are firms that have been around for a long time and have learned how to operate in a global environment. In addition to having strong balance sheets, we like to say that they “have moats around their businesses.” Many are longtime fund holdings.

Rob: You can actually draw parallels between some of these companies and countries that fared relatively well during the financial crisis. Many of the companies that emerged healthiest had been tested by previous crises and responded by strengthening themselves. For example, we have sizable investments in technology companies, many of which suffered serious setbacks after the 2000 stock market bubble burst. The survivors learned their lessons; they became leaner, fortified their balance sheets and focused on product development. True, the broad-based nature of the recent downturn meant that some of these companies suffered alongside their weaker counterparts, but many have bounced back and are well positioned to potentially prosper in the coming years.

[photo of a caliper atop a map]
Seeking insight globally…then sharing
Gina: Like the companies in which we invest, we have long recognized the importance of a global mindset. We opened our first office outside the United States in Geneva in 1962, and now have research professionals located around the globe. Our colleagues travel the world visiting companies and gathering the kind of data and insight that we believe can only be obtained on the ground.

Gregg: That research isn’t just aimed at finding new companies, but also about gathering timely information on the companies we know well. We want an unfiltered view of how they are responding to the dynamic global economy. We don’t want a snapshot but a moving picture.

Jody: We also place great emphasis on sharing the insights we gather. For example, our Europe-focused consumer products and retail analysts recently teamed up for a penetrating study on the potential impact of store brands — products that bear a retailer’s name rather than that of a manufacturer. Store brands are much more prevalent in the U.K. than they are in the U.S. For our U.S.-based analysts, understanding the impact this trend could have on both retailers and consumer products manufacturers is crucial to their long-term analysis. This collaborative effort aids immeasurably in the decision-making process.

Genie out of the bottle
Rob: One thing it’s important to mention is the potential rise in protectionism touched off by the recent economic trouble. It’s almost inevitable that countries and regions experiencing recessionary conditions and increased unemployment will favor policies and legislation aimed at protecting domestic industries and work forces. That often means levying tariffs on certain imported goods or offering domestic manufacturers preferential treatment. We see some of that happening today just as it has happened in the past. While it can create challenges for a fund like NPF, we strongly believe in the long-term trend toward increased trade and greater integration of the global economy.

Steve: There’s no putting the globalization genie back in the bottle. Technology and the Internet in particular play a tremendous part. They have made more knowledge available to more people more inexpensively than ever. And more information in the hands of more people can result in greater economic efficiency. We believe that plays to the strengths of the companies on which we focus and to NPF and its change-focused mandate.

[Begin Sidebar]
A worldwide search for growth

In contrast to funds with tight geographic focuses, New Perspective seeks out top companies wherever they are domiciled. This approach means the fund’s success isn’t linked to the fortunes of a specific country or region, but rather to global operators with a demonstrated ability to locate opportunity worldwide. Over its lifetime, this approach has helped the fund outpace all developed countries save two: Sweden and the Netherlands. In addition, the fund has provided this return while being less volatile than any individual market, as well as its key benchmark, the MSCI World Index.

[begin bar chart]
		Volatility

Sweden	14.0	24.9%
Netherlands	12.8	19.5
NPF	12.6	15.0
Denmark	11.7	19.6
Switzerland	11.5	18.8
France	10.5	23.1
Australia	10.5	24.7
UK	10.5	22.9
Belgium	10.4	21.3
Germany	10.3	22.3
Norway	10.2	27.9
Canada	9.6	20.4
USA	9.5	15.8
Spain	9.2	23.4
World	9.2	15.2
Hong Kong	9.0	33.1
Austria	8.4	23.7
Italy	7.5	26.0
Singapore	7.3	29.0
Japan	7.0	22.1
[end bar chart]

Average annual total returns (3/13/1973–9/30/2009)

Source: MSCI.

Fund results shown are for Class A shares at net asset value. If the maximum sales charge had been deducted, results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Markets are ranked by average annual total returns (%) from the period March 13, 1973, through September 30, 2009, New Perspective Fund’s lifetime. Volatility is calculated at net asset value using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Sidebar]

Gregg: We also believe the forces driving that evolution are alive and well. People want to better their lives. This desire for an improved standard of living should continue to translate into investment opportunities for New Perspective. You can think about the global economy and the recent turmoil it experienced as a pool with a running hose in it. Splashing around on the surface may displace some of the water, but over the long term the overall level will continue to rise.

Rob: And in the meantime, our success does not necessarily depend on rising global trade. We believe our focus on companies seeking opportunities worldwide will continue to reward shareholders throughout a variety of economic environments. ■

Summary investment portfolio, September 30, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	20.50%
Financials	11.29
Health care	10.74
Consumer staples	10.68
Materials	8.27
Other industries	32.52
Other	0.44
Short-term securities & other assets less liabilities	5.56
[end pie chart]

Country diversification (percent of net assets)
United States	36.0%
Euro zone*	21.9
United Kingdom	6.3
Japan	5.6
Switzerland	5.0
Canada	4.1
Australia	2.9
Denmark	2.3
South Korea	2.0
Other countries	8.3
Short-term securities & other assets less liabilities	5.6

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, and Spain.

			Percent
		Value	of net
Common stocks - 94.00%	Shares	(000)	assets

Information technology - 20.50%
Microsoft Corp.	40,011,800	$1,035,906	2.46%
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Samsung Electronics Co. Ltd.	1,199,950	832,306	1.98
Korea's top electronics manufacturer and a global leader in semiconductor production.
Cisco Systems, Inc. (1)	34,480,100	811,662	1.93
The leading maker of equipment used in Internet networking.
Google Inc., Class A (1)	1,304,000	646,588	1.54
One of the most frequently used website search engines in the world.
EMC Corp. (1)	34,425,000	586,602	1.39
A leading maker of computer memory storage and retrieval products.
Oracle Corp.	27,878,500	580,988	1.38
Major supplier of database management software. Also develops business applications and provides consulting and support.
SAP AG	5,308,000	258,598
SAP AG (ADR)	4,575,000	223,580	1.14
A leading developer of software for business applications. Also provides information technology services.
Apple Inc. (1)	2,288,500	424,219	1.01
Manufacturer of personal computers and various software products, as well as portable media players, browsers and smartphones.
Yahoo! Inc. (1)	21,334,000	379,959	.90
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Texas Instruments Inc.	14,360,000	340,188	.81
Global maker of semiconductors and a leading producer of digital signal processors.
ASML Holding NV	5,834,444	171,675
ASML Holding NV (New York registered)	4,887,111	144,512	.75
A leading supplier of lithography equipment used in manufacturing semiconductors.
Taiwan Semiconductor Manufacturing Co. Ltd.	125,501,335	253,122
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,090,348	33,870	.68
One of the world's largest semiconductor manufacturers.
Corning Inc.	16,000,000	244,960	.58
Leading manufacturer of optical fiber, ceramics and high-performance glass used in industrial and scientific products.
Other securities		1,665,695	3.95
		8,634,430	20.50

Financials - 11.29%
UBS AG (1)	29,057,923	532,177	1.26
The world's largest private bank and a leading investment bank with global operations.
JPMorgan Chase & Co.	9,975,000	437,104	1.04
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Macquarie Group Ltd.	6,669,500	345,989	.82
Australia-based provider of investment banking and financial services.
ACE Ltd.	6,265,000	334,927	.79
Global provider of property and casualty insurance and reinsurance products.
Banco Santander, SA	15,960,538	257,011	.61
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Other securities		2,849,298	6.77
		4,756,506	11.29

Health care - 10.74%
Novo Nordisk A/S, Class B	13,677,600	856,918	2.03
A global leader in drugs to treat diabetes.
Bayer AG	7,497,860	519,719	1.23
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Roche Holding AG	2,357,100	381,168	.90
A world leader in pharmaceuticals and diagnostic research.
Novartis AG	6,833,000	342,046	.81
One of the world's largest pharmaceutical companies.
CSL Ltd.	9,385,000	277,094	.66
Develops pharmaceuticals, including vaccines and products derived from human plasma.
UCB SA	6,309,931	266,398	.63
Produces chemicals and pharmaceuticals through its global operations.
Hospira, Inc. (1)	5,677,000	253,194	.60
Makes pharmaceuticals and drug-delivery systems, such as pre-filled syringes, for use in hospitals.
Other securities		1,627,959	3.88
		4,524,496	10.74

Consumer staples - 10.68%
Anheuser-Busch InBev NV	12,813,700	585,343
Anheuser-Busch InBev NV (1)	2,884,390	13	1.39
One of the world's largest brewers.
Pernod Ricard SA	6,305,981	500,984	1.19
Produces wine, spirits and nonalcoholic beverages.
Tesco PLC	64,196,011	410,161	.97
Major international retailer based in the United Kingdom.
Nestlé SA	8,215,000	350,236	.83
Global packaged food and beverage company based in Switzerland.
Coca-Cola Co.	6,500,000	349,050	.83
The world's largest soft drink maker.
SABMiller PLC	14,120,508	340,691	.81
Major global brewer with interests in over 60 countries. The company is also one of the largest bottlers of Coca-Cola products.
British American Tobacco PLC	10,017,500	314,413	.75
The world's second-largest tobacco company.
Unilever NV, depository receipts	9,755,000	281,251	.67
A global consumer goods company. Its products include Breyer's ice cream, Dove soap and Lipton teas.
Beiersdorf AG	4,415,000	259,365	.61
Major manufacturer of cosmetics, health care products and adhesives.
Other securities		1,108,744	2.63
		4,500,251	10.68

Materials - 8.27%
Barrick Gold Corp.	21,500,000	814,850	1.93
Owns and operates gold mines in North and South America, Australia and Africa.
Newmont Mining Corp.	13,750,000	605,275	1.44
One of the world's largest gold producers, with international gold and mineral mining operations.
Other securities		2,063,945	4.90
		3,484,070	8.27

Industrials - 7.92%
Schneider Electric SA	4,250,508	430,958	1.02
An international supplier of industrial electrical equipment and industrial automation equipment.
United Technologies Corp.	5,030,000	306,478	.73
Among the world's leading producers of elevators, jet engines, helicopters, aerospace systems, security services, and heating and air conditioning systems.
Other securities		2,599,127	6.17
		3,336,563	7.92

Energy - 7.60%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	12,387,366	568,580
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	2,513,150	98,792	1.58
One of the world's largest oil companies. Engaged in exploration, production, refining, marketing and chemicals.
TOTAL SA	8,553,900	508,458	1.21
One of the world's leading integrated oil and gas companies.
Canadian Natural Resources, Ltd.	4,635,000	313,392	.74
One of Canada's largest oil and natural gas producers.
Reliance Industries Ltd. (1)	6,299,500	290,639	.69
Manufactures a wide range of synthetic textiles, petrochemicals and plastics. Also involved in oil exploration and production, and electricity generation and distribution.
Other securities		1,419,998	3.38
		3,199,859	7.60

Consumer discretionary - 6.19%
Honda Motor Co., Ltd.	19,027,500	586,587	1.39
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
Toyota Motor Corp.	10,100,000	402,018	.95
One of the world's largest automotive manufacturers.
Other securities		1,617,411	3.85
		2,606,016	6.19

Telecommunication services - 3.76%
Telefónica, SA	18,279,500	504,548	1.20
One of the premier providers of fixed and mobile telephone and Internet services in Spain and Latin America.
América Móvil, SAB de CV, Series L (ADR)	8,182,900	358,657
América Móvil, SAB de CV, Series L	32,750,000	71,686	1.02
Latin America's largest cellular communications provider.
Koninklijke KPN NV	20,449,350	339,322	.80
Global telecommunication services provider based in the Netherlands.
Other securities		311,488	.74
		1,585,701	3.76

Utilities - 2.45%
GDF Suez	10,567,027	469,409	1.12
Major natural gas and electricity company based in France.
Other securities		560,846	1.33
		1,030,255	2.45

Miscellaneous - 4.60%
Other common stocks in initial period of acquisition		1,938,107	4.60

Total common stocks (cost: $32,337,572,000)		39,596,254	94.00

Preferred stocks - 0.08%

Financials - 0.08%
Other securities		34,847	.08

Total preferred stocks (cost: $29,204,000)		34,847	.08

Rights - 0.01%

Miscellaneous - 0.01%
Other rights in initial period of acquisition		2,461	.01

Total rights (cost: $0)		2,461	.01

Bonds & notes - 0.35%

Other - 0.35%
Other securities		145,028	.35

Total bonds & notes (cost: $110,541,000)		145,028	.35

Short-term securities - 5.50%	Principal amount (000)

Freddie Mac 0.195%-0.45% due 10/13/2009-5/17/2010	$406,500	406,353	.96
Federal Home Loan Bank 0.15%-0.56% due 10/7-12/16/2009	298,675	298,645	.71
Total Capital Canada Ltd. 0.23%-0.26% due 10/15-11/16/2009 (2)	65,800	65,782	.16
Other securities		1,547,502	3.67

Total short-term securities (cost: $2,318,116,000)		2,318,282	5.50

Total investment securities (cost: $34,795,433,000)		42,096,872	99.94
Other assets less liabilities		25,188	.06

Net assets		$42,122,060	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $39,038,000, which represented .09% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio.  Further details on these holdings and related transactions during the year ended September 30, 2009, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/09 (000)
Michael Page International PLC	18,089,000	800,000	2,434,000	16,455,000	$1,992	$88,033
UAL Corp. (1)	-	8,350,000	1,030,000	7,320,000	-	67,490
Citizen Holdings Co., Ltd.(3)	24,560,200	160,000	24,720,200	-	-	-
Yamaha Corp.(3)	11,769,500	1,051,600	12,821,100	-	-	-
					$1,992	$155,523

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $744,185,000, which represented 1.77% of the net assets of the fund.

(3) Unaffiliated issuer at 9/30/2009.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2009	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $34,637,177)	$41,941,349
Affiliated issuers (cost: $158,256)	155,523	$42,096,872
Cash denominated in currencies other than U.S. dollars (cost: $340)		342
Cash		282
Receivables for:
Sales of investments	64,949
Sales of fund's shares	29,231
Dividends and interest	74,097	168,277
		42,265,773
Liabilities:
Payables for:
Purchases of investments	54,400
Repurchases of fund's shares	54,853
Investment advisory services	13,244
Services provided by affiliates	15,358
Directors' deferred compensation	2,875
Other	2,983	143,713
Net assets at September 30, 2009		$42,122,060

Net assets consist of:
Capital paid in on shares of capital stock		$38,290,201
Undistributed net investment income		404,620
Accumulated net realized loss		(3,876,209)
Net unrealized appreciation		7,303,448
Net assets at September 30, 2009		$42,122,060

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 3,000,000 shares, $.001 par value (1,714,825 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$31,925,250	1,296,136	$24.63
Class B	1,030,663	42,671	24.15
Class C	1,364,517	56,979	23.95
Class F-1	924,466	37,683	24.53
Class F-2	282,296	11,444	24.67
Class 529-A	787,692	32,204	24.46
Class 529-B	108,532	4,515	24.04
Class 529-C	205,202	8,547	24.01
Class 529-E	44,547	1,836	24.26
Class 529-F-1	15,328	627	24.44
Class R-1	53,056	2,222	23.87
Class R-2	544,513	22,715	23.97
Class R-3	1,095,377	45,204	24.23
Class R-4	905,220	37,058	24.43
Class R-5	2,385,812	96,760	24.66
Class R-6	449,589	18,224	24.67

*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $26.13 and $25.95, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $70,900; also includes $1,992 from affiliates)	$782,797
Interest	46,619	$829,416

Fees and expenses*:
Investment advisory services	137,161
Distribution services	99,189
Transfer agent services	48,550
Administrative services	12,823
Reports to shareholders	2,567
Registration statement and prospectus	5,701
Directors' compensation	70
Auditing and legal	186
Custodian	3,956
State and local taxes	525
Other	2,683
Total fees and expenses before waiver	313,411
Less Investment advisory services waiver	3,471
Total fees and expenses after waiver		309,940
Net investment income		519,476

Net realized loss and unrealized
appreciation on investments
and currency:
Net realized loss on:
Investments (including $290,488 net loss from affiliates)	(3,822,789)
Currency transactions	(1,317)	(3,824,106)
Net unrealized appreciation on:
Investments	3,793,496
Currency translations	2,188	3,795,684
Net realized loss and
unrealized appreciation
on investments and currency		(28,422)
Net increase in net assets resulting
from operations		$491,054

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2009	2008
Operations:
Net investment income	$519,476	$1,186,554
Net realized (loss) gain on investments and currency transactions	(3,824,106)	3,063,517
Net unrealized appreciation (depreciation) on investments and currency translations	3,795,684	(17,957,607)
Net increase (decrease) in net assets resulting from operations	491,054	(13,707,536)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(877,565)	(1,092,734)
Distributions from net realized gain on investments	(2,599,440)	(3,792,245)
Total dividends and distributions paid to shareholders	(3,477,005)	(4,884,979)

Net capital share transactions	(1,070,532)	3,356,413

Total decrease in net assets	(4,056,483)	(15,236,102)

Net assets:
Beginning of year	46,178,543	61,414,645
End of year (including undistributed
net investment income: $404,620 and $750,532, respectively)	$42,122,060	$46,178,543

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in common stocks of companies located around the world. It focuses on opportunities generated by changing global trade patterns and economic and political relationships.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of the fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the fund invests, as well as economic, political or social events in the U.S. or abroad. Although all securities in the fund’s portfolio may be adversely affected by currency fluctuations or global economic, political or social instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

The prices of the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, generally purchased by the fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent. These investments may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state tax authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and unrealized appreciation of certain investments in securities outside the U.S. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2009, the fund reclassified $12,759,000 from accumulated net realized loss to undistributed net investment income; $582,000 from undistributed net investment income to capital paid in on shares of capital stock; and $211,000 from capital paid in on shares of capital stock to accumulated net realized loss to align financial reporting with tax reporting.

As of September 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$405,184
Capital loss carryforward expiring in 2017*	(880,886)
Post-October capital loss deferrals (realized during the period November 1, 2008, through September 30, 2009)†	(2,972,052)
Gross unrealized appreciation on investment securities	9,513,753
Gross unrealized depreciation on investment securities	(2,233,541)
Net unrealized appreciation on investment securities	7,280,212
Cost of investment securities	34,816,660

*The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2009			Year ended September 30, 2008
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$705,785	$2,025,128	$2,730,913	$897,220	$3,015,985	$3,913,205
Class B	14,483	76,530	91,013	23,412	128,409	151,821
Class C	17,394	88,508	105,902	23,596	129,448	153,044
Class F-1	19,970	57,311	77,281	22,822	76,715	99,537
Class F-2*	754	2,039	2,793	-	-	-
Class 529-A	15,423	44,675	60,098	15,792	54,539	70,331
Class 529-B	1,362	6,716	8,078	1,499	8,761	10,260
Class 529-C	2,458	11,811	14,269	2,584	14,692	17,276
Class 529-E	747	2,530	3,277	773	3,139	3,912
Class 529-F-1	307	802	1,109	294	919	1,213
Class R-1	629	2,762	3,391	610	3,239	3,849
Class R-2	6,455	31,182	37,637	7,234	40,568	47,802
Class R-3	18,231	61,419	79,650	19,650	78,957	98,607
Class R-4	15,580	43,790	59,370	14,444	49,716	64,160
Class R-5	57,987	144,237	202,224	62,804	187,158	249,962
Class R-6†	-	-	-	-	-	-
Total	$877,565	$2,599,440	$3,477,005	$1,092,734	$3,792,245	$4,884,979

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services – The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. CRMC waived a portion of its investment advisory services fee commencing on September 1, 2004, and terminating on December 31, 2008. During the year ended September 30, 2009, total investment advisory services fees waived by CRMC were $3,471,000. As a result, the fee shown on the accompanying financial statements of $137,161,000, which was equivalent to an annualized rate of 0.393%, was reduced to $133,690,000, or 0.383% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2,  R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended September 30, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$63,147	$46,962	Not applicable	Not applicable	Not applicable
Class B	9,465	1,588	Not applicable	Not applicable	Not applicable
Class C	11,410	Included in administrative services	$1,714	$330	Not applicable
Class F-1	1,791		1,063	114	Not applicable
Class F-2	Not applicable		104	4	Not applicable
Class 529-A	1,264		796	134	$ 620
Class 529-B	891		114	37	89
Class 529-C	1,602		207	58	161
Class 529-E	175		45	8	35
Class 529-F-1	-		15	2	12
Class R-1	388		50	19	Not applicable
Class R-2	3,183		637	1,627	Not applicable
Class R-3	4,271		1,281	556	Not applicable
Class R-4	1,602		947	25	Not applicable
Class R-5	Not applicable		1,945	10	Not applicable
Class R-6*	Not applicable		64	- †	Not applicable
Total	$99,189	$48,550	$8,982	$2,924	$917
*Class R-6 was offered beginning May 1, 2009.
 †Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $70,000, shown on the accompanying financial statements, includes $430,000 in current fees (either paid in cash or deferred) and a net decrease of $360,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Information technology	$8,634,430	$-	$-	$8,634,430
Financials	4,756,506	-	-	4,756,506
Health care	4,524,496	-	-	4,524,496
Consumer staples	4,491,558	8,693	-	4,500,251
Materials	3,484,070	-	-	3,484,070
Industrials	3,336,563	-	-	3,336,563
Energy	3,199,859	-	-	3,199,859
Consumer discretionary	2,606,016	-	-	2,606,016
Telecommunication services	1,585,701	-	-	1,585,701
Utilities	1,030,255	-	-	1,030,255
Miscellaneous	1,938,107	-	-	1,938,107
Preferred stocks	-	34,847	-	34,847
Rights	2,461	-	-	2,461
Bonds & notes	-	145,028	-	145,028
Short-term securities	-	2,318,282	-	2,318,282
Total	$39,590,022	$2,506,850	$-	$42,096,872

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2009
Class A	$2,531,101	126,521	$2,611,995	143,991	$(7,046,111)	(358,316)	$(1,903,015)	(87,804)
Class B	46,999	2,454	88,765	4,962	(341,756)	(17,686)	(205,992)	(10,270)
Class C	168,812	8,590	102,079	5,754	(347,616)	(18,254)	(76,725)	(3,910)
Class F-1	364,336	17,345	69,700	3,857	(451,752)	(22,985)	(17,716)	(1,783)
Class F-2	255,279	12,091	2,264	125	(32,617)	(1,599)	224,926	10,617
Class 529-A	90,553	4,537	60,076	3,333	(75,598)	(3,866)	75,031	4,004
Class 529-B	5,266	278	8,077	454	(9,832)	(508)	3,511	224
Class 529-C	30,154	1,543	14,263	801	(25,150)	(1,291)	19,267	1,053
Class 529-E	5,603	286	3,275	183	(4,498)	(232)	4,380	237
Class 529-F-1	4,127	207	1,107	62	(2,775)	(142)	2,459	127
Class R-1	17,138	876	3,384	191	(10,772)	(558)	9,750	509
Class R-2	135,360	6,954	37,582	2,115	(119,512)	(6,181)	53,430	2,888
Class R-3	252,881	12,824	79,626	4,451	(212,584)	(10,904)	119,923	6,371
Class R-4	289,088	14,412	59,280	3,295	(145,981)	(7,425)	202,387	10,282
Class R-5	543,606	27,124	198,643	10,969	(698,032)	(34,740)	44,217	3,353
Class R-6(2)	377,104	18,370	-	-	(3,469)	(146)	373,635	18,224
Total net increase
(decrease)	$5,117,407	254,412	$3,340,116	184,543	$(9,528,055)	(484,833)	$(1,070,532)	(45,878)

Year ended September 30, 2008
Class A	$4,155,609	127,992	$3,736,183	108,045	$(5,987,854)	(188,169)	$1,903,938	47,868
Class B	124,193	3,894	147,509	4,338	(379,705)	(12,334)	(108,003)	(4,102)
Class C	314,235	9,874	147,455	4,366	(299,512)	(9,779)	162,178	4,461
Class F-1	448,541	13,978	87,026	2,525	(315,695)	(10,144)	219,872	6,359
Class F-2(3)	22,536	833	-	-	(170)	(6)	22,366	827
Class 529-A	149,825	4,643	70,324	2,045	(64,314)	(2,029)	155,835	4,659
Class 529-B	13,582	427	10,258	302	(8,251)	(265)	15,589	464
Class 529-C	43,528	1,367	17,269	509	(22,080)	(708)	38,717	1,168
Class 529-E	7,660	240	3,910	114	(3,727)	(118)	7,843	236
Class 529-F-1	4,619	143	1,212	35	(2,050)	(63)	3,781	115
Class R-1	23,320	742	3,832	114	(15,935)	(523)	11,217	333
Class R-2	189,818	6,022	47,786	1,411	(174,514)	(5,520)	63,090	1,913
Class R-3	382,987	11,960	98,562	2,888	(328,814)	(10,321)	152,735	4,527
Class R-4	374,055	11,574	64,110	1,866	(234,997)	(7,350)	203,168	6,090
Class R-5	665,313	20,190	245,433	7,096	(406,659)	(13,013)	504,087	14,273
Total net increase
(decrease)	$6,919,821	213,879	$4,680,869	135,654	$(8,244,277)	(260,342)	$3,356,413	89,191

(1)Includes exchanges between share classes of the fund.
(2)Class R-6 was offered beginning May 1, 2009.
(3)Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $10,442,985,000 and $11,499,255,000, respectively, during the year ended September 30, 2009.

8. Subsequent events

As of November 5, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3) (5)
Class A:
Year ended 9/30/2009	$26.30	$.31	$.15	$.46	$(.55)	$(1.58)	$(2.13)	$24.63	4.66%	$31,925	.85%	.84%	1.54%
Year ended 9/30/2008	36.83	.69	(8.27)	(7.58)	(.68)	(2.27)	(2.95)	26.30	(22.51)	36,398	.75	.71	2.14
Year ended 9/30/2007	31.73	.48	7.18	7.66	(.50)	(2.06)	(2.56)	36.83	25.46	49,213	.74	.70	1.44
Year ended 9/30/2006	29.53	.49	3.93	4.42	(.40)	(1.82)	(2.22)	31.73	15.80	40,517	.75	.71	1.63
Year ended 9/30/2005	24.91	.37	4.51	4.88	(.26)	-	(.26)	29.53	19.68	35,342	.77	.74	1.36
Class B:
Year ended 9/30/2009	25.70	.15	.18	.33	(.30)	(1.58)	(1.88)	24.15	3.85	1,031	1.60	1.59	.78
Year ended 9/30/2008	36.06	.44	(8.12)	(7.68)	(.41)	(2.27)	(2.68)	25.70	(23.11)	1,361	1.51	1.47	1.38
Year ended 9/30/2007	31.12	.22	7.04	7.26	(.26)	(2.06)	(2.32)	36.06	24.55	2,057	1.50	1.47	.68
Year ended 9/30/2006	29.01	.25	3.87	4.12	(.19)	(1.82)	(2.01)	31.12	14.89	1,714	1.52	1.48	.86
Year ended 9/30/2005	24.50	.16	4.43	4.59	(.08)	-	(.08)	29.01	18.76	1,493	1.54	1.51	.60
Class C:
Year ended 9/30/2009	25.52	.15	.17	.32	(.31)	(1.58)	(1.89)	23.95	3.85	1,365	1.62	1.61	.77
Year ended 9/30/2008	35.84	.42	(8.06)	(7.64)	(.41)	(2.27)	(2.68)	25.52	(23.14)	1,554	1.55	1.51	1.33
Year ended 9/30/2007	30.96	.21	6.99	7.20	(.26)	(2.06)	(2.32)	35.84	24.47	2,022	1.56	1.52	.63
Year ended 9/30/2006	28.88	.24	3.84	4.08	(.18)	(1.82)	(2.00)	30.96	14.84	1,526	1.59	1.55	.80
Year ended 9/30/2005	24.41	.15	4.40	4.55	(.08)	-	(.08)	28.88	18.67	1,197	1.60	1.57	.55
Class F-1:
Year ended 9/30/2009	26.20	.31	.15	.46	(.55)	(1.58)	(2.13)	24.53	4.67	924	.83	.82	1.55
Year ended 9/30/2008	36.71	.68	(8.24)	(7.56)	(.68)	(2.27)	(2.95)	26.20	(22.53)	1,034	.76	.72	2.12
Year ended 9/30/2007	31.64	.48	7.15	7.63	(.50)	(2.06)	(2.56)	36.71	25.49	1,215	.75	.71	1.44
Year ended 9/30/2006	29.44	.49	3.91	4.40	(.38)	(1.82)	(2.20)	31.64	15.77	932	.76	.72	1.62
Year ended 9/30/2005	24.84	.36	4.49	4.85	(.25)	-	(.25)	29.44	19.62	786	.82	.79	1.32
Class F-2:
Year ended 9/30/2009	26.31	.28	.25	.53	(.59)	(1.58)	(2.17)	24.67	4.97	282	.58	.57	1.29
Period from 8/1/2008 to 9/30/2008	29.67	.08	(3.44)	(3.36)	-	-	-	26.31	(11.32)	22	.09	.08	.32
Class 529-A:
Year ended 9/30/2009	26.14	.30	.15	.45	(.55)	(1.58)	(2.13)	24.46	4.62	788	.89	.88	1.50
Year ended 9/30/2008	36.63	.66	(8.22)	(7.56)	(.66)	(2.27)	(2.93)	26.14	(22.57)	737	.82	.78	2.07
Year ended 9/30/2007	31.59	.46	7.13	7.59	(.49)	(2.06)	(2.55)	36.63	25.38	862	.82	.78	1.38
Year ended 9/30/2006	29.41	.48	3.91	4.39	(.39)	(1.82)	(2.21)	31.59	15.72	593	.81	.77	1.59
Year ended 9/30/2005	24.83	.36	4.47	4.83	(.25)	-	(.25)	29.41	19.55	427	.85	.82	1.31
Class 529-B:
Year ended 9/30/2009	25.64	.14	.16	.30	(.32)	(1.58)	(1.90)	24.04	3.77	109	1.71	1.70	.69
Year ended 9/30/2008	36.00	.40	(8.10)	(7.70)	(.39)	(2.27)	(2.66)	25.64	(23.20)	110	1.62	1.58	1.26
Year ended 9/30/2007	31.09	.19	7.02	7.21	(.24)	(2.06)	(2.30)	36.00	24.40	138	1.63	1.59	.57
Year ended 9/30/2006	28.99	.22	3.86	4.08	(.16)	(1.82)	(1.98)	31.09	14.77	103	1.65	1.61	.74
Year ended 9/30/2005	24.51	.12	4.42	4.54	(.06)	-	(.06)	28.99	18.54	81	1.71	1.68	.44
Class 529-C:
Year ended 9/30/2009	25.62	.14	.16	.30	(.33)	(1.58)	(1.91)	24.01	3.77	205	1.70	1.69	.70
Year ended 9/30/2008	35.98	.40	(8.09)	(7.69)	(.40)	(2.27)	(2.67)	25.62	(23.19)	192	1.62	1.58	1.27
Year ended 9/30/2007	31.08	.19	7.03	7.22	(.26)	(2.06)	(2.32)	35.98	24.42	228	1.62	1.58	.58
Year ended 9/30/2006	28.99	.23	3.85	4.08	(.17)	(1.82)	(1.99)	31.08	14.74	159	1.64	1.60	.76
Year ended 9/30/2005	24.51	.13	4.42	4.55	(.07)	-	(.07)	28.99	18.62	117	1.70	1.67	.46
Class 529-E:
Year ended 9/30/2009	25.91	.24	.16	.40	(.47)	(1.58)	(2.05)	24.26	4.34	45	1.19	1.18	1.21
Year ended 9/30/2008	36.34	.57	(8.17)	(7.60)	(.56)	(2.27)	(2.83)	25.91	(22.80)	41	1.11	1.07	1.78
Year ended 9/30/2007	31.36	.36	7.08	7.44	(.40)	(2.06)	(2.46)	36.34	25.02	50	1.11	1.08	1.09
Year ended 9/30/2006	29.22	.38	3.89	4.27	(.31)	(1.82)	(2.13)	31.36	15.36	35	1.12	1.08	1.27
Year ended 9/30/2005	24.69	.27	4.44	4.71	(.18)	-	(.18)	29.22	19.16	26	1.18	1.15	.99

Class 529-F-1:
Year ended 9/30/2009	$26.15	$.34	$.14	$.48	$(.61)	$(1.58)	$(2.19)	$24.44	4.83%	$15	.69%	.68%	1.70%
Year ended 9/30/2008	36.64	.73	(8.23)	(7.50)	(.72)	(2.27)	(2.99)	26.15	(22.41)	13	.61	.57	2.27
Year ended 9/30/2007	31.59	.53	7.13	7.66	(.55)	(2.06)	(2.61)	36.64	25.65	14	.61	.58	1.59
Year ended 9/30/2006	29.39	.55	3.88	4.43	(.41)	(1.82)	(2.23)	31.59	15.91	10	.62	.58	1.82
Year ended 9/30/2005	24.80	.37	4.46	4.83	(.24)	-	(.24)	29.39	19.58	5	.82	.79	1.35
Class R-1:
Year ended 9/30/2009	25.51	.15	.15	.30	(.36)	(1.58)	(1.94)	23.87	3.84	53	1.61	1.60	.78
Year ended 9/30/2008	35.83	.42	(8.04)	(7.62)	(.43)	(2.27)	(2.70)	25.51	(23.12)	44	1.54	1.50	1.35
Year ended 9/30/2007	31.00	.22	6.98	7.20	(.31)	(2.06)	(2.37)	35.83	24.45	49	1.58	1.54	.66
Year ended 9/30/2006	28.95	.25	3.85	4.10	(.23)	(1.82)	(2.05)	31.00	14.89	29	1.59	1.55	.85
Year ended 9/30/2005	24.48	.16	4.41	4.57	(.10)	-	(.10)	28.95	18.63	16	1.66	1.59	.57
Class R-2:
Year ended 9/30/2009	25.58	.13	.17	.30	(.33)	(1.58)	(1.91)	23.97	3.77	544	1.71	1.70	.68
Year ended 9/30/2008	35.93	.41	(8.09)	(7.68)	(.40)	(2.27)	(2.67)	25.58	(23.19)	507	1.59	1.55	1.30
Year ended 9/30/2007	31.05	.21	7.00	7.21	(.27)	(2.06)	(2.33)	35.93	24.45	644	1.60	1.53	.63
Year ended 9/30/2006	28.98	.24	3.85	4.09	(.20)	(1.82)	(2.02)	31.05	14.83	465	1.67	1.54	.82
Year ended 9/30/2005	24.52	.16	4.41	4.57	(.11)	-	(.11)	28.98	18.69	335	1.76	1.56	.59
Class R-3:
Year ended 9/30/2009	25.88	.25	.15	.40	(.47)	(1.58)	(2.05)	24.23	4.36	1,095	1.15	1.14	1.25
Year ended 9/30/2008	36.30	.57	(8.16)	(7.59)	(.56)	(2.27)	(2.83)	25.88	(22.79)	1,005	1.09	1.05	1.79
Year ended 9/30/2007	31.33	.36	7.07	7.43	(.40)	(2.06)	(2.46)	36.30	25.03	1,245	1.10	1.06	1.11
Year ended 9/30/2006	29.20	.39	3.88	4.27	(.32)	(1.82)	(2.14)	31.33	15.36	890	1.10	1.06	1.29
Year ended 9/30/2005	24.67	.29	4.45	4.74	(.21)	-	(.21)	29.20	19.31	665	1.10	1.07	1.07
Class R-4:
Year ended 9/30/2009	26.12	.31	.14	.45	(.56)	(1.58)	(2.14)	24.43	4.68	905	.83	.82	1.54
Year ended 9/30/2008	36.59	.67	(8.21)	(7.54)	(.66)	(2.27)	(2.93)	26.12	(22.53)	699	.79	.75	2.09
Year ended 9/30/2007	31.54	.46	7.13	7.59	(.48)	(2.06)	(2.54)	36.59	25.40	757	.81	.77	1.36
Year ended 9/30/2006	29.37	.48	3.91	4.39	(.40)	(1.82)	(2.22)	31.54	15.76	683	.79	.75	1.60
Year ended 9/30/2005	24.80	.38	4.47	4.85	(.28)	-	(.28)	29.37	19.60	515	.79	.76	1.40
Class R-5:
Year ended 9/30/2009	26.36	.38	.14	.52	(.64)	(1.58)	(2.22)	24.66	5.00	2,386	.53	.52	1.87
Year ended 9/30/2008	36.90	.77	(8.28)	(7.51)	(.76)	(2.27)	(3.03)	26.36	(22.30)	2,462	.49	.46	2.38
Year ended 9/30/2007	31.79	.56	7.18	7.74	(.57)	(2.06)	(2.63)	36.90	25.77	2,920	.51	.47	1.68
Year ended 9/30/2006	29.58	.57	3.93	4.50	(.47)	(1.82)	(2.29)	31.79	16.06	1,918	.51	.47	1.88
Year ended 9/30/2005	24.95	.45	4.50	4.95	(.32)	-	(.32)	29.58	19.97	1,485	.52	.49	1.63
Class R-6:
Period from 5/1/2009 to 9/30/2009	19.28	.17	5.22	5.39	-	-	-	24.67	27.96	450	.21	.21	.76

	Year ended September 30
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	32%	42%	30%	32%	30%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3) For the year ended September 30, 2008, this column reflects the impact of corporate action events that resulted in a one-time increase to net investment income. If the corporate action events had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.41%, respectively. The impact to the other share classes would have been similar.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of New Perspective Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2009, through September 30, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2009	Ending account value 9/30/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,405.02	$5.12	.85%
Class A -- assumed 5% return	1,000.00	1,020.81	4.31	.85
Class B -- actual return	1,000.00	1,400.00	9.63	1.60
Class B -- assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class C -- actual return	1,000.00	1,399.76	9.75	1.62
Class C -- assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class F-1 -- actual return	1,000.00	1,404.93	5.06	.84
Class F-1 -- assumed 5% return	1,000.00	1,020.86	4.26	.84
Class F-2 -- actual return	1,000.00	1,407.30	3.50	.58
Class F-2 -- assumed 5% return	1,000.00	1,022.16	2.94	.58
Class 529-A -- actual return	1,000.00	1,404.93	5.43	.90
Class 529-A -- assumed 5% return	1,000.00	1,020.56	4.56	.90
Class 529-B -- actual return	1,000.00	1,399.30	10.29	1.71
Class 529-B -- assumed 5% return	1,000.00	1,016.50	8.64	1.71
Class 529-C -- actual return	1,000.00	1,399.18	10.22	1.70
Class 529-C -- assumed 5% return	1,000.00	1,016.55	8.59	1.70
Class 529-E -- actual return	1,000.00	1,403.13	7.23	1.20
Class 529-E -- assumed 5% return	1,000.00	1,019.05	6.07	1.20
Class 529-F-1 -- actual return	1,000.00	1,406.20	4.22	.70
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.56	3.55	.70
Class R-1 -- actual return	1,000.00	1,400.00	9.75	1.62
Class R-1 -- assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class R-2 -- actual return	1,000.00	1,399.30	10.16	1.69
Class R-2 -- assumed 5% return	1,000.00	1,016.60	8.54	1.69
Class R-3 -- actual return	1,000.00	1,403.01	6.93	1.15
Class R-3 -- assumed 5% return	1,000.00	1,019.30	5.82	1.15
Class R-4 -- actual return	1,000.00	1,405.63	5.07	.84
Class R-4 -- assumed 5% return	1,000.00	1,020.86	4.26	.84
Class R-5 -- actual return	1,000.00	1,407.54	3.26	.54
Class R-5 -- assumed 5% return	1,000.00	1,022.36	2.74	.54
Class R-6 -- actual return†	1,000.00	1,279.56	2.37	.50
Class R-6 -- assumed 5% return†	1,000.00	1,022.56	2.54	.50

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from May 1, 2009 (the initial sale of the share class), through September 30, 2009, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Tax information
unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2009:

Long-term capital gains	$2,599,440,000
Foreign taxes	$0.04 per share
Foreign source income	$0.39 per share
Qualified dividend income	100%
Corporate dividends received deduction	$234,726,000
U.S. government income that may be exempt from state taxation	$4,499,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2009:

	1 year	5 years	Life of class
Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	–0.85%	5.98%	2.68%
Not reflecting CDSC	3.85	6.29	2.68

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	2.92	6.25	4.84
Not reflecting CDSC	3.85	6.25	4.84

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	4.67	7.10	5.67

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	4.97	—	–5.97

Class 529-A shares3 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–1.38	5.78	6.29
Not reflecting maximum sales charge	4.62	7.04	7.11

Class 529-B shares1,3 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–0.92	5.85	6.21
Not reflecting CDSC	3.77	6.16	6.21

Class 529-C shares3 — first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	2.83	6.18	6.23
Not reflecting CDSC	3.77	6.18	6.23

Class 529-E shares2,3 — first sold 3/1/02	4.34	6.72	6.52

Class 529-F-1 shares2,3 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	4.83	7.21	10.56

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund1	Principal occupation(s) during past five years

Elisabeth Allison, 63	1991	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C.L. Chang, 57	2000
Director, EL & EL Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company); former Senior Vice President, Secured Capital Corporation (real estate investment bank); former Partner, KPMG LLP (independent registered public accounting firm)

Nicholas Donatiello, Jr., 49	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting)

Robert A. Fox, 72	1979	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Koichi Itoh, 69	1994	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 67	1987	President and CEO, American Public Media Group

John G. McDonald, 72	1978	Stanford Investors Professor, Graduate School of Business, Stanford University

William I. Miller, 53	1992	Chairman of the Board, Irwin Management Company; former Chairman of the Board and CEO, Irwin Financial Corporation

Alessandro Ovi, 65	2005	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister; former Special Advisor to the President of the European Commission

Rozanne L. Ridgway, 74	2000	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; Chair (non-executive), The CNA Corp.

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Elisabeth Allison, 63	3	Helicos BioSciences Corporation

Vanessa C.L. Chang, 57	3	Edison International

Nicholas Donatiello, Jr., 49	3	Dolby Laboratories, Inc.

Robert A. Fox, 72	8	None

Koichi Itoh, 69	5	None

William H. Kling, 67	7	None

John G. McDonald, 72	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 53	3	Cummins, Inc.

Alessandro Ovi, 65	3	Enia SpA; Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV; Telecom Italia Media SpA

Rozanne L. Ridgway, 74	3	Emerson Electric

Kirk P. Pendleton retired from the board in May 2009. The directors thank Mr. Pendleton for his dedication and service to the fund.

“Interested” directors4

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Gina H. Despres, 68	1991	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.5

Robert W. Lovelace,6 47	2001	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company; Executive Vice President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.5

Gregg E. Ireland, 59	1991	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

“Interested” directors4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

Gina H. Despres, 68	4	None
Vice Chairman of the Board

Robert W. Lovelace,6 47	2	None
President

Gregg E. Ireland, 59	1	None
Senior Vice President

See page 32 for footnotes.

Chairman emeritus
Walter P. Stern, 81	Vice Chairman of the Board, Capital International, Inc.;5 Senior Partner, Capital Group International, Inc.5

President emeritus
Jon B. Lovelace,6 82	Chairman Emeritus, Capital Research and Management Company

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Michael J. Thawley, 59	2008	Senior Vice President, Capital Research and Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;5 former Australian Ambassador to the United States

Catherine M. Ward, 62	1991	Senior Vice President and Director, Capital Research and Management Company; Director, American
		Funds Service Company;5 Chairperson, President and Director, Capital Group Research, Inc.5

Brady L. Enright, 42	2008	Senior Vice President — Capital World Investors, Capital Research and Management Company
Vice President

F. Galen Hoskin, 45	2003	Senior Vice President — Capital World Investors, Capital Research Company5
Vice President

Joanna F. Jonsson, 46	2008	Senior Vice President — Capital World Investors, Capital Research Company;5 Director, The Capital
		Group Companies, Inc.;5 Director, American Funds Distributors, Inc.;5 Director, Capital International Limited5

Jonathan Knowles, Ph.D., 48	1998	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company5

Vincent P. Corti, 53	1984	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Bryan K. Nielsen, 36	2008	Vice President, Capital Guardian Trust Company;5
Treasurer		Vice President, Capital International, Inc.5

Tanya Schneider, 37	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Jennifer M. Buchheim, 36	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

R. Marcia Gould, 55	1993	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Directors and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.
6Robert W. Lovelace is the son of Jon B. Lovelace.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2009, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
>New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-907-1109P

Litho in USA DD/Q/8065-S20678

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$110,000
2009	$109,000

b) Audit-Related Fees:
2008	None
2009	None

c) Tax Fees:
2008	$8,000
2009	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	None
2009	None

c) Tax Fees:
2008	None
2009	$14,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $8,000 for fiscal year 2008 and $25,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

New Perspective Fund®
Investment portfolio

September 30, 2009

Common stocks — 94.00%	Shares	Value (000)

INFORMATION TECHNOLOGY — 20.50%
Microsoft Corp.	40,011,800	$1,035,906
Samsung Electronics Co. Ltd.	1,199,950	832,306
Cisco Systems, Inc.1	34,480,100	811,662
Google Inc., Class A1	1,304,000	646,588
EMC Corp.1	34,425,000	586,602
Oracle Corp.	27,878,500	580,988
SAP AG	5,308,000	258,598
SAP AG (ADR)	4,575,000	223,580
Apple Inc.1	2,288,500	424,219
Yahoo! Inc.1	21,334,000	379,959
Texas Instruments Inc.	14,360,000	340,188
ASML Holding NV	5,834,444	171,675
ASML Holding NV (New York registered)	4,887,111	144,512
Taiwan Semiconductor Manufacturing Co. Ltd.	125,501,335	253,122
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	3,090,348	33,870
Corning Inc.	16,000,000	244,960
Hewlett-Packard Co.	4,300,000	203,003
International Business Machines Corp.	1,500,000	179,415
Tokyo Electron Ltd.	2,775,400	177,311
Hon Hai Precision Industry Co., Ltd.	34,718,560	140,047
HTC Corp.	12,290,193	135,661
Juniper Networks, Inc.1	5,000,000	135,100
Canon, Inc.	3,160,000	127,894
Applied Materials, Inc.	8,200,000	109,880
STMicroelectronics NV	9,100,000	85,777
Murata Manufacturing Co., Ltd.	1,800,000	85,494
QUALCOMM Inc.	1,400,000	62,972
KLA-Tencor Corp.	1,704,997	61,141
Xilinx, Inc.	2,350,000	55,037
HOYA CORP.	2,105,000	49,756
Nokia Corp.	2,710,000	39,870
Tyco Electronics Ltd.	778,125	17,337
		8,634,430

FINANCIALS — 11.29%
UBS AG1	29,057,923	532,177
JPMorgan Chase & Co.	9,975,000	437,104
Macquarie Group Ltd.	6,669,500	345,989
ACE Ltd.	6,265,000	334,927
Banco Santander, SA	15,960,538	257,011
Allianz SE	1,880,000	234,949
American Express Co.	6,000,000	203,400
Citigroup Inc.	40,400,000	195,536
AXA SA	6,847,268	185,439
HSBC Holdings PLC (United Kingdom)	16,102,779	184,347
Bank of China Ltd., Class H	321,265,000	169,141
Sumitomo Mitsui Financial Group, Inc.	4,650,000	162,276
Morgan Stanley	5,000,000	154,400
Royal Bank of Scotland Group PLC1	150,252,000	127,206
Prudential PLC	12,836,365	123,452
Crédit Agricole SA	5,410,881	113,112
Bank of Nova Scotia	2,390,000	109,230
Northern Trust Corp.	1,695,500	98,610
Westpac Banking Corp.	4,185,444	96,947
BNP Paribas SA	1,135,791	90,783
National Bank of Greece SA1	2,469,014	88,553
ING Groep NV, depository receipts1	4,669,419	83,394
Bank of America Corp.	4,675,000	79,101
Berkshire Hathaway Inc., Class A1	755	76,255
XL Capital Ltd, Class A	4,227,000	73,803
Unibail-Rodamco SE, non-registered shares	353,700	73,499
DnB NOR ASA1	5,497,364	63,741
Société Générale	558,175	44,941
QBE Insurance Group Ltd.	809,331	17,183
		4,756,506

HEALTH CARE — 10.74%
Novo Nordisk A/S, Class B	13,677,600	856,918
Bayer AG	7,497,860	519,719
Roche Holding AG	2,357,100	381,168
Novartis AG	6,833,000	342,046
CSL Ltd.	9,385,000	277,094
UCB SA	6,309,931	266,398
Hospira, Inc.1	5,677,000	253,194
Johnson & Johnson	4,000,000	243,560
Smith & Nephew PLC	26,315,330	235,834
Baxter International Inc.	3,565,000	203,241
Stryker Corp.	4,192,300	190,456
Merck & Co., Inc.	5,680,000	179,658
Sonic Healthcare Ltd.	11,350,000	142,317
Schering-Plough Corp.	3,550,500	100,302
Pharmaceutical Product Development, Inc.	3,116,100	68,367
C. R. Bard, Inc.	800,000	62,888
St. Jude Medical, Inc.1	1,400,000	54,614
Wyeth	1,000,000	48,580
Allergan, Inc.	800,000	45,408
Amgen Inc.1	545,000	32,825
Medtronic, Inc.	541,000	19,909
		4,524,496

CONSUMER STAPLES — 10.68%
Anheuser-Busch InBev NV	12,813,700	585,343
Anheuser-Busch InBev NV1	2,884,390	13
Pernod Ricard SA	6,305,981	500,984
Tesco PLC	64,196,011	410,161
Nestlé SA	8,215,000	350,236
Coca-Cola Co.	6,500,000	349,050
SABMiller PLC	14,120,508	340,691
British American Tobacco PLC	10,017,500	314,413
Unilever NV, depository receipts	9,755,000	281,251
Beiersdorf AG	4,415,000	259,365
Avon Products, Inc.	6,566,400	222,995
Philip Morris International Inc.	4,240,900	206,701
Procter & Gamble Co.	1,900,000	110,048
PepsiCo, Inc.	1,788,400	104,908
Diageo PLC	6,750,000	103,609
Colgate-Palmolive Co.	1,180,000	90,010
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	800,000	65,808
Danone SA	1,043,800	62,924
Wal-Mart de México, SAB de CV, Series V	14,833,992	51,578
Wal-Mart de México, SAB de CV, Series V (ADR)2	250,000	8,693
Wal-Mart Stores, Inc.	1,100,000	53,999
L’Oréal SA	276,166	27,471
		4,500,251

MATERIALS — 8.27%
Barrick Gold Corp.	21,500,000	814,850
Newmont Mining Corp.	13,750,000	605,275
Monsanto Co.	2,995,100	231,821
Gold Fields Ltd.	17,000,000	230,220
BHP Billiton Ltd.	6,310,000	210,078
Syngenta AG	902,825	207,533
Linde AG	1,720,900	186,624
Holcim Ltd1	2,217,793	152,235
Rio Tinto PLC	2,233,969	95,316
Alcoa Inc.	6,820,800	89,489
Potash Corp. of Saskatchewan Inc.	980,000	88,533
CRH PLC	3,025,000	83,717
Akzo Nobel NV	1,325,000	82,116
Impala Platinum Holdings Ltd.	3,320,400	77,528
Ecolab Inc.	1,400,000	64,722
First Quantum Minerals Ltd.	947,300	62,013
E.I. du Pont de Nemours and Co.	1,600,000	51,424
Weyerhaeuser Co.	1,300,000	47,645
Nitto Denko Corp.	1,400,000	42,926
Xstrata PLC1	2,500,000	36,875
Vale SA, ordinary nominative (ADR)	1,000,000	23,130
		3,484,070

INDUSTRIALS — 7.92%
Schneider Electric SA	4,250,508	430,958
United Technologies Corp.	5,030,000	306,478
United Parcel Service, Inc., Class B	4,257,000	240,393
Delta Air Lines, Inc.1	21,482,577	192,484
Orkla AS	19,650,000	185,438
Finmeccanica SpA	10,432,000	184,479
FANUC LTD	2,045,000	183,546
Emerson Electric Co.	3,800,000	152,304
Ryanair Holdings PLC (ADR)1	5,160,803	149,870
First Solar, Inc.1	870,000	132,988
European Aeronautic Defence and Space Co. EADS NV	5,500,000	123,549
Vestas Wind Systems A/S1	1,623,000	117,406
Geberit AG	665,000	102,209
Sandvik AB	9,018,000	99,755
Alstom SA	1,295,000	94,541
Tyco International Ltd.	2,678,125	92,342
Siemens AG	987,100	91,441
Michael Page International PLC3	16,455,000	88,033
Deere & Co.	2,000,000	85,840
General Electric Co.	5,000,000	82,100
UAL Corp.1,3	7,320,000	67,490
Qantas Airways Ltd.	23,197,032	58,541
Deutsche Post AG	2,450,000	45,908
Textron Inc.	1,500,000	28,470
		3,336,563

ENERGY — 7.60%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	12,387,366	568,580
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	2,513,150	98,792
TOTAL SA	8,553,900	508,458
Canadian Natural Resources, Ltd.	4,635,000	313,392
Reliance Industries Ltd.1	6,299,500	290,639
Saipem SpA, Class S	6,285,000	189,349
Occidental Petroleum Corp.	2,325,000	182,280
Royal Dutch Shell PLC, Class A (ADR)	1,650,000	94,363
Royal Dutch Shell PLC, Class B	2,585,998	71,779
OAO Gazprom (ADR)	6,504,500	151,230
Tenaris SA (ADR)	4,210,218	149,968
Baker Hughes Inc.	3,000,000	127,980
Imperial Oil Ltd.	3,300,000	125,760
Smith International, Inc.	3,093,000	88,769
Schlumberger Ltd.	1,300,000	77,480
Eni SpA	2,500,000	62,508
EnCana Corp.	1,000,000	57,982
Chevron Corp.	575,743	40,550
		3,199,859

CONSUMER DISCRETIONARY — 6.19%
Honda Motor Co., Ltd.	19,027,500	586,587
Toyota Motor Corp.	10,100,000	402,018
News Corp., Class A	18,314,918	219,596
Ford Motor Co.1	30,100,000	217,021
H & M Hennes & Mauritz AB, Class B	2,773,000	155,961
McDonald’s Corp.	2,700,000	154,089
adidas AG	2,285,478	121,014
Industria de Diseño Textil, SA	2,047,500	117,525
Time Warner Inc.	4,003,333	115,216
Burberry Group PLC	12,875,000	103,650
Suzuki Motor Corp.	3,360,000	78,484
Carnival Corp., units	2,000,000	66,560
Nikon Corp.	3,300,000	60,415
Weight Watchers International, Inc.	1,900,000	52,136
Harman International Industries, Inc.	1,510,000	51,159
Swatch Group Ltd, non-registered shares	146,118	34,435
Swatch Group Ltd	245,770	11,176
Amazon.com, Inc.1	400,000	37,344
Cie. Générale des Établissements Michelin, Class B	275,617	21,630
		2,606,016

TELECOMMUNICATION SERVICES — 3.76%
Telefónica, SA	18,279,500	504,548
América Móvil, SAB de CV, Series L (ADR)	8,182,900	358,657
América Móvil, SAB de CV, Series L	32,750,000	71,686
Koninklijke KPN NV	20,449,350	339,322
Vodafone Group PLC	51,148,749	114,658
SOFTBANK CORP.	5,093,800	112,053
AT&T Inc.	3,138,720	84,777
		1,585,701

UTILITIES — 2.45%
GDF Suez	10,567,027	469,409
E.ON AG	4,950,000	209,998
SUEZ Environnement Co.	7,248,359	165,636
CLP Holdings Ltd.	16,336,000	110,881
RWE AG	800,000	74,331
		1,030,255

MISCELLANEOUS — 4.60%
Other common stocks in initial period of acquisition		1,938,107

Total common stocks (cost: $32,337,572,000)		39,596,254

Preferred stocks — 0.08%

FINANCIALS — 0.08%
SMFG Preferred Capital USD 3 Ltd. 9.50%4,5	31,220,000	34,847

Total preferred stocks (cost: $29,204,000)		34,847

Rights — 0.01%

MISCELLANEOUS — 0.01%
Other rights in initial period of acquisition		2,461

Total rights (cost: $0)		2,461

	Principal amount
Bonds & notes — 0.35%	(000)

CONSUMER DISCRETIONARY — 0.13%
DaimlerChrysler North America Holding Corp. 4.875% 2010	$2,500	2,549
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	6,085	6,394
DaimlerChrysler North America Holding Corp. 7.75% 2011	4,100	4,347
DaimlerChrysler North America Holding Corp. 7.30% 2012	8,894	9,600
DaimlerChrysler North America Holding Corp. 6.50% 2013	27,627	29,791
		52,681

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.13%
Brazilian Treasury Bill 0% 2010	BRL41,000	21,767
Brazil (Federal Republic of) 10.00% 20122	20,000	10,979
Brazil (Federal Republic of) 10.00% 20142	37,000	19,366
		52,112

ENERGY — 0.06%
Gaz Capital SA 8.146% 2018	$4,100	4,351
Gaz Capital SA, Series 9, 6.51% 2022	2,635	2,421
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034	6,555	7,194
Gaz Capital SA 7.288% 2037	13,440	12,634
		26,600

CONSUMER STAPLES — 0.03%
British American Tobacco International Finance PLC 9.50% 20184	10,495	13,635

Total bonds & notes (cost: $110,541,000)		145,028

Short-term securities — 5.50%

Freddie Mac 0.195%–0.45% due 10/13/2009–5/17/2010	406,500	406,353
Federal Home Loan Bank 0.15%–0.56% due 10/7–12/16/2009	298,675	298,645
U.S. Treasury Bills 0.18%–0.67% due 10/22/2009–2/4/2010	240,080	240,019
International Bank for Reconstruction and Development 0.18%–0.21% due 11/17/2009–1/6/2010	144,100	144,070
Fannie Mae 0.18%–0.25% due 11/4/2009–3/3/2010	135,181	135,092
Caisse d’Amortissement de la Dette Sociale 0.195%–0.27% due 12/17/2009–2/8/2010	125,100	124,942
BNP Paribas Finance Inc. 0.18%–0.30% due 10/20–12/16/2009	98,750	98,721
KfW 0.23%–0.235% due 10/23/20094	92,600	92,583
Nestlé Capital Corp. 0.20% due 12/2/20094	39,500	39,483
Nestlé Finance International Ltd. 0.17% due 10/26/2009	29,900	29,896
Total Capital Canada Ltd. 0.23%–0.26% due 10/15–11/16/20094	65,800	65,782
ANZ National (International) Ltd. 0.23%–0.30% due 11/12/2009–1/22/20104	62,800	62,764
National Australia Bank Ltd. 0.21%–0.295% due 12/1–12/14/20094	61,300	61,270
Procter & Gamble International Funding S.C.A. 0.23% due 12/2/20094	55,000	54,977
Coca-Cola Co. 0.22% due 1/14/20104	50,000	49,956
GlaxoSmithKline Finance PLC 0.15% due 10/1/20094	46,700	46,700
Toronto-Dominion Holdings USA Inc. 0.23%–0.25% due 12/14/2009–1/11/20104	45,800	45,765
Westpac Banking Corp. 0.27%–0.29% due 11/3–11/6/20094	44,300	44,287
Enterprise Funding Co. LLC 0.30% due 11/17/20094	36,600	36,575
Ranger Funding Co. LLC 0.22% due 12/10/20094	7,614	7,609
ING (U.S.) Funding LLC 0.175%–0.29% due 10/2–11/6/2009	38,800	38,794
Electricité de France 0.19% due 10/19/20094	34,000	33,997
Canada Bill 0.40% due 10/20/2009	32,700	32,695
Thunder Bay Funding, LLC 0.26% due 1/5/20104	29,009	28,966
CBA (Delaware) Finance Inc. 0.28% due 11/3/2009	25,500	25,494
Private Export Funding Corp. 0.25% due 12/9/20094	25,000	24,989
Rabobank USA Financial Corp. 0.23% due 12/10/2009	25,000	24,988
Export Development Canada 0.24%–0.25% due 3/15–3/17/2010	18,700	18,670
Province of Ontario 0.14% due 10/30/2009	4,200	4,200

Total short-term securities (cost: $2,318,116,000)		2,318,282

Total investment securities (cost: $34,795,433,000)		42,096,872
Other assets less liabilities		25,188

Net assets		$42,122,060

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $39,038,000, which represented .09% of the net assets of the fund.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $744,185,000, which represented 1.77% of the net assets of the fund.
5Coupon rate may change periodically.

Key to abbreviations

ADR = American Depositary Receipts
BRL = Brazilian reais

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-907-1109O-S21468

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
New Perspective Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New Perspective Fund, Inc. (the "Fund") as of September 30, 2009, and for the year then ended and have issued our unqualified report thereon dated November 5, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of September 30, 2009 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers, LLP
Los Angeles, California
November 5, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: November 30, 2009

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer and Principal Financial Officer

Date: November 30, 2009